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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 17, 1997


                                     1-5482
                            (Commission File Number)


                         ------------------------------


                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


               Massachusetts                             04-2297459
           (State of Incorporation)                      IRS Employer
                                                       Identification Number)


                   One Tyco Park, Exeter, New Hampshire 03833
              (Address of registrant's principal executive office)


                                  603-778-9700
                         (Registrant's telephone number)


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



ITEM 5.     OTHER EVENTS

            On March 17, 1997, Tyco International Ltd. ("Tyco") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among ADT Limited, a Bermuda company restricted by shares ("ADT"), Limited Apache, Inc., a Massachusetts corporation and wholly-owned subsidiary of ADT ("Merger Sub"), and Tyco, pursuant to which Merger Sub will be merged (the "Merger") with and into Tyco. Tyco shareholders will receive one share of ADT for each Tyco share, and ADT shareholders, through a reverse split, will receive 0.48133 shares for each of their pre-Merger ADT shares. Following the Merger, the combined company will be renamed Tyco International Ltd.

            The Merger is subject to approval by the shareholders of Tyco and to the approval of certain related matters by the shareholders of ADT, including the election at the effective time of the Merger of a new Board of Directors of ADT comprised of all eight current members of Tyco's Board of Directors and three current members of ADT's Board of Directors. Consummation of the Merger is subject to, among other things, the receipt of the opinion of Coopers & Lybrand that the Merger will be accounted for as a pooling of interests.

            The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith as Exhibit 2 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c) Exhibits.

Exhibit Number                        Title
--------------                        -----

         2 Agreement and Plan of Merger, dated as of March 17, 1997, by and among ADT Limited, Limited Apache, Inc. and Tyco International Ltd.

         99     Press Release of Tyco International Ltd., dated March
                17,  1997.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                TYCO INTERNATIONAL LTD.


                                By:  /s/ Mark. H. Swartz
                                     -----------------------
                                      Mark H. Swartz
                                      Vice President - Chief Financial Officer

Date:  March 24, 1997

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                TYCO INTERNATIONAL LTD.


                                By:  /s/ Mark. H. Swartz
                                     -----------------------
                                      Mark H. Swartz
                                      Vice President - Chief Financial Officer

Date:  March 24, 1997

                                  Exhibit Index



Exhibit Number                                             Title          Page
--------------                                             -----          ----

         2 Agreement and Plan of Merger, dated as of March 17, 1997, by and among ADT Limited, Limited Apache,
                Inc. and Tyco International Ltd.

         99     Press Release of Tyco International Ltd., dated March
                17,  1997.